SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 24, 1998


                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-10593                 11-2481903
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


       2975 Westchester Avenue, Purchase, New York             10577
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (914) 694-8600


           Former name or former address, if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                                                                      Section
                                                                      -------


     (a)  Index to Financial Statements of Business Acquired

          MICHAEL CARUSO & CO., INC.

          -    Financial  Statements  for the Years Ended                A
               December  31,  1997, 1996 and 1995

          -    Financial Statements for the Six Months Ended             B
               June 30, 1998 and 1997


     (b)  Index to Pro-Forma Financial Information

          CANDIE'S, INC. - ACQUISITION OF MICHAEL CARUSO & CO., INC.

          -    Pro-Forma Consolidated Financial Information              C
               For the Year Ended January 31, 1998 and
               For the Six Month Period Ended July 31, 1998

     (c)  Exhibits

          -    CONSENT OF STONEFIELD JOSEPHSON, INC.                    23

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    CANDIE'S, INC.


                                                    By:  /s/ David Golden
                                                         -----------------------
                                                         David Golden
                                                         Senior Vice President,
                                                         Chief Financial Officer


Date:  December 4, 1998

                                                                       Section A

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                              FINANCIAL STATEMENTS

                         YEARS ENDED DECEMBER 31, 1997,
                                  1996 AND 1995



                                    CONTENTS

                                                                         Page
                                                                         -----


Independent Auditors' Report                                                 1

Financial Statements:
  Balance Sheets                                                             2
  Statements of Income                                                       3
  Statement of Stockholders' Equity                                          4
  Statements of Cash Flows                                                   5
  Notes to Financial Statements                                           6-11

Independent Auditors' Report on Supplemental Information                    12

Supplemental Information:
  Schedules of Net Sales and Cost of Sales                                  13
  Schedules of Manufacturing Overhead                                       14
  Schedules of Operating Expenses                                        15-16
  Schedules of License Division                                             17

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Michael Caruso & Co., Inc.
  dba Bongo
Vernon, California


We have audited the accompanying balance sheets of Michael Caruso & Co., Inc. dba Bongo as of December 31, 1997, 1996 and 1995, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Michael Caruso & Co., Inc. dba Bongo as of December 31, 1997, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ STONEFIELD JOSEPHSON, INC.

CERTIFIED PUBLIC ACCOUNTANTS


Santa Monica, California
November 10, 1998

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                                 BALANCE SHEETS



                                 ASSETS                                          December 31,        December 31,       December 31,
                                                                                    1997                1996                1995
                                                                                 -----------         -----------        ------------
Current assets:
  Cash                                                                           $     6,672         $    90,218         $     8,573
  Receivable from factor, net of
    unapplied customer credits                                                     6,500,389          12,479,105          17,691,722
  Other receivables                                                                  858,878             375,609             169,340
  Inventory                                                                        5,249,342           5,548,739           6,287,589
  Prepaid expenses                                                                   212,721             325,102             617,292
                                                                                 -----------         -----------         -----------

          Total current assets                                                    12,828,002          18,818,773         $24,774,516

Property and equipment, net of
  accumulated depreciation and amortization                                          814,460             556,671             669,357

Other assets                                                                          26,473              29,392              29,247
                                                                                 -----------         -----------         -----------

                                                                                 $13,668,935         $19,404,836         $25,473,120
                                                                                 ===========         ===========         ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                               $ 1,852,858         $ 1,636,342         $ 3,716,367
  Accrued expenses                                                                 3,022,919           7,449,007           9,638,174
  Accrued officer salaries                                                                --             400,000             300,000
  Note payable, officer-stockholder                                                       --                  --           2,000,000
                                                                                 -----------         -----------         -----------


          Total current liabilities                                                4,875,777           9,485,349          15,654,541
                                                                                 -----------         -----------         -----------

Stockholders' equity:
  Common stock; 1,000 shares authorized,
    400 shares issued and outstanding                                                 11,000              11,000              11,000
  Retained earnings                                                                8,782,158           9,908,487           9,807,579
                                                                                 -----------         -----------         -----------

          Total stockholders' equity                                               8,793,158           9,919,487           9,818,579
                                                                                 -----------         -----------         -----------

                                                                                 $13,668,935         $19,404,836         $25,473,120
                                                                                 ===========         ===========         ===========


See accompanying independent auditors' report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                              STATEMENTS OF INCOME



                                                                   Year ended               Year ended              Year ended
                                                                December 31, 1997         December 31, 1996      December 31, 1995
                                                                -----------------         -----------------      -----------------
                                                               Amount       Percent      Amount      Percent    Amount       Percent
                                                               ------       -------      ------      -------    ------       -------

Net sales                                                    $ 56,810,875    100.0%    $ 91,502,186   100.0%   $102,585,230   100.0%

Cost of sales                                                  42,853,299     75.4       68,460,725    74.8      75,069,271    73.2
                                                             ------------    -----     ------------   -----    ------------   -----

Gross profit                                                   13,957,576     24.6       23,041,461    25.2      27,515,959    26.8

Operating expenses                                             10,277,752     18.1       11,607,514    12.7      12,784,211    12.5
                                                             ------------    -----     ------------   -----    ------------   -----

Income from operations before officer salaries
  and license division                                          3,679,824      6.5       11,433,947    12.5      14,731,748    14.3

Officer salaries                                                3,764,541      6.6       10,063,631    11.0      13,462,341    13.1
                                                             ------------    -----     ------------   -----    ------------   -----

Income (loss) before license division                             (84,717)     (.1)       1,370,316     1.5       1,269,407     1.2

License division                                                  328,704       .5               --                              --
                                                             ------------    -----     ------------   -----    ------------   -----

Net income                                                   $    243,987       .4%    $  1,370,316     1.5%   $  1,269,407     1.2%
                                                             ============    =====     ============   =====    ============   =====


See accompanying independent auditors' report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                        STATEMENT OF STOCKHOLDERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995




                                                                 Common stock                                          Total
                                                                 ------------                   Retained           stockholders'
                                                           Shares           Amount              earnings              equity
                                                           ------        -----------          -----------          -------------
Balance at January 1, 1995                                  400          $    11,000          $ 8,895,658           $ 8,906,658

Dividends paid                                                                                   (357,486)             (357,486)

Net income for the year
  ended December 31, 1995                                                                       1,269,407             1,269,407
                                                           ----          -----------          -----------           -----------

Balance at December 31, 1995                                400               11,000            9,807,579             9,818,579

Dividends paid                                                                                 (1,269,408)           (1,269,408)

Net income for the year
  ended December 31, 1996                                                                       1,370,316             1,370,316
                                                           ----          -----------          -----------           -----------

Balance at December 31, 1996                                400               11,000            9,908,487             9,919,487

Dividends paid                                                                                 (1,370,316)           (1,370,316)

Net income for the year
  ended December 31, 1997                                                                         243,987               243,987
                                                           ----          -----------          -----------           -----------

Balance at December 31, 1997                                400          $    11,000          $ 8,782,158           $ 8,793,158
                                                           ====          ===========          ===========           ===========


See accompanying independent auditors' report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                            STATEMENTS OF CASH FLOWS

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



                                                                               Year ended           Year ended           Year ended
                                                                              December 31,         December 31          December 31,
                                                                                 1997                 1996                 1995
                                                                              -----------          -----------          -----------
Cash flows provided by (used for) operating activities:
  Net income                                                                  $   243,987          $ 1,370,316          $ 1,269,407
                                                                              -----------          -----------          -----------

 Adjustments  to  reconcile  net  income  to net
  cash  provided  by (used  for)
    operating activities:
      Depreciation and amortization                                               156,934          $   187,025          $   179,383
      Bad debt recovery                                                                --              (34,008)                (496)

  Changes in assets and liabilities:
    (Increase) decrease in assets:
      Receivable from factor                                                    5,978,716            5,246,625            1,636,485
      Other receivables                                                          (483,269)            (206,269)              23,316
      Inventory                                                                   299,397              738,850             (611,119)
      Prepaid expenses                                                            112,381              292,190             (229,586)
      Other assets                                                                  2,919                   --                   --
      Deposits                                                                         --                   --               (5,000)

    Increase (decrease) in liabilities:
      Accounts payable                                                            216,516           (2,080,025)             987,063
      Accrued expenses                                                         (4,426,088)          (2,189,167)          (1,703,907)
      Accrued officer salaries                                                   (400,000)             100,000               50,000
      Income taxes payable                                                             --                   --               (5,792)
                                                                              -----------          -----------          -----------

          Total adjustments                                                     1,457,506            2,055,221              320,347
                                                                              -----------          -----------          -----------

          Net cash provided by operating activities                             1,701,493            3,425,537            1,589,754
                                                                              -----------          -----------          -----------

Cash flows used for investing activities -
  payments to acquire property and equipment                                     (414,723)             (74,484)            (324,076)
                                                                              -----------          -----------          -----------

Cash flows used for financing activities -
  Dividends paid                                                               (1,370,316)          (1,269,408)            (357,486)
  Payments on note payable, officer-stockholder                                        --           (2,000,000)          (1,000,000)
                                                                              -----------          -----------          -----------

          Net cash used for financing activities                               (1,370,316)          (3,269,408)          (1,357,486)
                                                                              -----------          -----------          -----------


Net increase (decrease) in cash                                                   (83,546)              81,645              (91,808)
Cash, beginning of year                                                            90,218                8,573              100,381
                                                                              -----------          -----------          -----------

Cash, end of year                                                             $     6,672          $    90,218          $     8,573
                                                                              ===========          ===========          ===========


See accompanying independent auditors' report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


(1)  Summary of Significant Accounting Policies:

     Business Activity:

          The Company manufactures women's apparel for sale to retailers in the United States and other countries.

     Use of Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash Equivalents:

          For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

     Inventory:

          Inventory is valued at the lower of cost (first-in, first-out) or market.

     Property and Equipment:

          Property  and   equipment  are  valued  at  cost.   Depreciation   and
          amortization   are  being  provided  by  use  of   straight-line   and
          accelerated methods over the estimated useful lives of the assets.

     Income Taxes:

          S Corporation

          The Company and its stockholders have elected income tax status as an S corporation. Under this election, the stockholders of the corporation are personally liable for federal and state income taxes. The Company is liable for and has provided for corporate state taxes on income.

          Payments

          Income taxes paid amounted to $25,028, $8,463 and $70,716 for the year ended December 31, 1997, 1996 and 1995, respectively.


See accompanying independent auditors' report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


(2)  Cash Concentration:

     The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

(3)  Receivable from Factor, Net of Unapplied Customer Credits:

     The Company uses a factor for credit administration and cash flow purposes. Under the factoring agreement, the factor purchases substantially all of the trade accounts receivable and assumes substantially all credit risks with respect to such accounts for a factoring charge negotiated as a percentage of the invoice amount assigned. The Company can draw advances from the factor based on a pre-determined percentage of accounts receivable sold. Advances on receivables sold in excess of credit limits established for each account are subject to recourse in the event of nonpayment by the customer. At December 31, 1997, 1996 and 1995, items subject to recourse were not significant. The Company is contingently liable to the factor for merchandise disputes, customer claims, and the like, on receivables sold to the factor.

     The factor holds a security interest in all receivables, inventory proceeds, returned merchandise, and general intangibles.

     Receivable from factor as presented in the balance sheet is summarized as follows:


                                                      December 31,           December 31,           December 31,
                                                         1997                   1996                  1995
                                                      -----------            -----------            -----------
      Outstanding factored receivables                $ 3,878,829            $ 4,652,000            $ 9,701,000
      Matured funds                                     1,798,788              6,705,906              1,811,162
      Assignments in transit, net of discounts          1,171,787              1,954,931              7,094,362
                                                      -----------            -----------            -----------

                                                        6,849,404             13,312,837             18,606,524
      Less unapplied customer credits                     349,015                833,732                914,802
                                                      -----------            -----------            -----------

      Net receivable from factor                      $ 6,500,389            $12,479,105            $17,691,722
                                                      ===========            ===========            ===========

     Included in factor receivables are approximately $1,620,000, $1,892,000 and $3,866,000 due from three, four and two customers at December 31, 1997, 1996 and 1995, respectively. Total sales to these customers amounted to approximately $24,531,000, $43,323,000 and $32,360,000 for the years ended
     December 31, 1997, 1996 and 1995, respectively.

     Factor interest income amounted to $94,795, $226,044 and $455,647 for the years ended December 31, 1997, 1996 and 1995, respectively.


See accompanying independent auditors' report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



(4)  Other Receivables:

     A summary is as follows:

                                                                     December 31,    December 31,     December 31,
                                                                        1997            1996             1995
                                                                     -----------     -----------      -----------

              Royalty receivable (Notes 11 and 14)                   $   461,891     $   147,942      $        --
              Accounts receivable                                        355,637         144,767           87,166
              Employee loans                                              41,350          82,900           51,450
              Income tax refunds receivable                                   --              --           30,724
                                                                     -----------     -----------      -----------

                                                                     $   858,878     $   375,609      $   169,340
                                                                     ===========     ===========      ===========


(5)  Inventory:

         A summary is as follows:

                                                                     December 31,    December 31,     December 31,
                                                                        1997            1996             1995
                                                                     -----------     -----------      -----------

              Piece goods                                            $ 2,162,817     $ 2,181,381      $ 2,880,723
              Finished goods                                           1,683,002       1,952,059        1,446,292
              Work in process                                            904,838       1,017,322        1,455,835
              Trim                                                       498,685         397,977          504,739
                                                                     -----------     -----------      -----------

                                                                     $ 5,249,342     $ 5,548,739      $ 6,287,589
                                                                     ===========     ===========      ===========


(6)  Prepaid Expenses:

         A summary is as follows:

                                                                     December 31,    December 31,     December 31,
                                                                        1997            1996             1995
                                                                     -----------     -----------      -----------

              Insurance                                              $   137,420     $   113,911          134,388
              Advertising                                                 52,750         198,053          399,545
              Income taxes                                                22,551              --               --
              Deferred tax                                                    --           9,700            9,700
              Subscriptions                                                   --           3,438               --
              Trade show                                                      --              --           71,425
              Interest                                                        --              --            2,234
                                                                     -----------     -----------      -----------

                                                                     $   212,721     $   325,102      $   617,292
                                                                     ===========     ===========      ===========


See accompanying independent auditors' report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995




(7)  Property and Equipment:

         A summary is as follows:

                                                        December 31,         December 31,         December 31,
                                                           1997                 1996                 1995
                                                        ----------           ----------           ----------

Machinery, equipment and computer                       $  977,854           $  872,722           $  803,240
Leasehold improvements                                     636,164              355,752              355,752
Furniture and fixtures                                     177,188              153,673              153,673
                                                        ----------           ----------           ----------

                                                         1,791,206            1,382,147            1,312,665
Less accumulated depreciation and amortization             976,746              825,476              643,308
                                                        ----------           ----------           ----------

                                                        $  814,460           $  556,671           $  669,357
                                                        ==========           ==========           ==========

(8)  Accounts Payable:

     Included in accounts payable are approximately $307,000, $570,000 and $2,300,000 due to one, three and four suppliers at December 31, 1997, 1996 and 1995, respectively. Total purchases from these suppliers amounted to approximately $6,103,000, $14,386,000 and $19,200,000 for the years ended
     December 31, 1997, 1996 and 1995, respectively.


(9)  Accrued Expenses:

     A summary is as follows:


                                                        December 31,             December 31,             December 31,
                                                           1997                     1996                     1995
                                                        -----------              -----------              -----------
Payroll taxes - officer                                 $1,744,819               $4,713,112               $6,944,247
Book overdraft                                             700,000                1,400,000                1,160,000
Month end bills                                            395,192                1,160,716                  993,489
Advertising deferral                                       151,927                       --                       --
Salaries                                                    30,981                       --                       --
Accrued employee bonus                                          --                  150,350                  350,000
Accrued salaries                                                --                   21,374                   29,050
Income taxes payable                                            --                    3,455                       --
Unearned royalty income                                         --                       --                  145,000
Insurance contract payable                                      --                       --                   16,388
                                                        ----------               ----------               ----------

                                                        $3,022,919               $7,449,007               $9,638,174
                                                        ==========               ==========               ==========


See accompanying independent auditors' report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


(10) Line of Credit, Bank:

     The Company has a $8,000,000 revolving credit line agreement with a bank which is unsecured and expires on June 3, 1998 and June 3, 1997. Interest is payable on the outstanding principal balance monthly using various pricing options. The Company is required to maintain tangible net worth of at least $9,000,000. At December 31, 1997 and 1996, there were no obligations outstanding under this financing agreement.

     On September 11, 1998, the line of credit, which was renewed on June 3, 1998 for $6,000,000, was closed due to the acquisition of the Company (see
     Note 14).

     Interest paid on all corporate obligations amounted to $21,765, $152,577 and $260,714 during the years ended December 31, 1997, 1996 and 1995, respectively.


(11) Licensing Agreement:

     On February 1, 1995, the Company, as licensor, entered into a 42-month licensing agreement with a three-year option (at the licensee's discretion). The option was renewed on May 30, 1997, and the Company entered into a 48-month licensing agreement commencing on February 1, 1998 with a four-year option (at the licensee's discretion). This agreement replaced a former agreement with the licensee which would have terminated on January 31, 1998. The agreement allows the licensee the exclusive right to design, manufacture, market and sell footwear and handbags using the tradename "Bongo" and "B Bongo" (see Notes 4 and 14).

     In addition, the licensee has agreed to pay an advertising royalty.

     The advertising and licensing royalties will be a percentage on the greater of the minimum net sales pursuant to the agreement or the actual net sales. The minimum net guarantees are as follows:


                                                                          Minimum           Royalty         Advertising
                                                  Date                    Sales              Rate               Rate
                                             ----------------         ---------------     ----------        ------------

                  Year ending                July 31, 1997            $     5,000,000          3%               3%
                                             July 31, 1998                  7,000,000          6%               3%
                                             January 31, 1999               9,000,000          5%               2%
                                             January 31, 2000              13,000,000          5%               2%
                                             January 31, 2001              15,000,000          5%               2%
                                             January 31, 2002              17,000,000          5%               2%


See accompanying independent auditors' report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


(12) Retained Earnings:

     Retained earnings, as presented in the balance sheet, consist of the following:


                                                     December 31,          December 31,          December 31,
                                                        1997                  1996                  1995
                                                     ----------            ----------            ----------

Pre-S corporation earnings                           $  538,170            $  538,170            $  538,170
S corporation income, net of dividends                8,243,988             9,370,317             9,269,409
                                                     ----------            ----------            ----------

                                                     $8,782,158            $9,908,487            $9,807,579
                                                     ==========            ==========            ==========

     The stockholders can declare and receive dividends up to the amount of the S corporation earnings without incurring any additional personal taxes.


(13) Commitments:

     The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of December 31, 1995:


                                      Warehouse
                                      and Office                   Showroom                      Total
                                      ----------                  ----------                  ----------
       Year ending December 31,
                1996                  $  299,124                  $   62,412                  $  361,536
                1997                     273,720                      65,436                     339,156
                1998                     273,720                      43,624                     317,344
                1999                     273,720                          --                     273,720
                                      ----------                  ----------                  ----------

                                      $1,120,284                  $  171,472                  $1,291,756
                                      ==========                  ==========                  ==========

     Rent expense amounted to $511,237, $502,954 and $490,812 for the years ended December 31, 1997, 1996 and 1995, respectively.


(14) Subsequent Event:

     On September 24, 1998, the stockholders exchanged 100% of the Company's stock for stock of the licensee (see Notes 4 and 11) and the Company ceased operations. Management does not believe any significant losses will arise from the disposition of its assets or satisfaction of its obligations.


See accompanying independent auditors' report.

Board of Directors
Michael Caruso & Co., Inc.
  dba Bongo
Vernon, California


Our report on our audit of the basic financial statements of Michael Caruso & Co., Inc. dba Bongo for the years ended December 31, 1997, 1996 and 1995 appears on page 1. The audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ STONEFIELD JOSEPHSON, INC.

CERTIFIED PUBLIC ACCOUNTANTS


Santa Monica, California
November 10, 1998

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    SCHEDULES OF NET SALES AND COST OF SALES


                                             Year ended                 Year ended               Year ended
                                             December 31,               December 31              December 31,
                                                1997                       1996                     1995
                                             ------------              ------------              ------------
Sales                                        $ 58,624,094              $ 94,580,794              $106,550,216
  Returns and allowances                          815,992                 1,442,928                 1,803,933
  Discounts                                       997,227                 1,635,680                 2,161,053
                                             ------------              ------------              ------------

                                             $ 56,810,875              $ 91,502,186              $102,585,230
                                             ============              ============              ============

Cost of sales:
  Beginning inventory                        $  5,548,739              $  6,287,590              $  5,676,470
  Purchases:
    Piece goods                                14,423,568                22,151,026                26,442,901
    Trim                                        1,767,371                 2,960,316                 3,390,560
  Freight-in                                      173,833                   335,292                   534,580
  Contract labor:
    Cutting                                     1,419,530                 2,426,115                 2,595,561
    Sewing                                     17,282,168                28,153,425                30,852,910
  Laundry and dyeing                            6,059,680                 9,829,731                10,033,208
  Printing and artwork                            201,724                   484,587                   533,522
  Manufacturing overhead                        1,226,028                 1,381,382                 1,297,148
                                             ------------              ------------              ------------

                                               48,102,641                74,009,464                81,356,860
  Ending inventory                              5,249,342                 5,548,739                 6,287,589
                                             ------------              ------------              ------------

                                             $ 42,853,299              $ 68,460,725              $ 75,069,271
                                             ============              ============              ============


See accompanying independent auditors' report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                       SCHEDULES OF MANUFACTURING OVERHEAD



                                         Year ended               Year ended               Year ended
                                         December 31,             December 31              December 31,
                                            1997                     1996                     1995
                                         ----------               ----------               ----------
Salaries - warehouse                     $  201,028               $  239,241               $  241,375
Payroll taxes                                18,609                   22,900                   22,358
Depreciation                                128,724                  163,200                  150,516
Equipment rental                             11,245                   12,519                    5,800
Factory expense                              85,985                  139,907                  137,975
Insurance:
   General                                  239,261                  259,853                  245,076
   Workers' compensation                     76,538                   76,451                   96,118
Repairs and maintenance                      30,112                   19,220                   18,963
Security                                     62,354                   76,747                   15,179
Warehouse rent                              372,172                  371,344                  363,788
                                         ----------               ----------               ----------
                                         $1,226,028               $1,381,382               $1,297,148
                                         ==========               ==========               ==========


See accompanying independent auditors' report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                         SCHEDULES OF OPERATING EXPENSES


                                                    Year ended                     Year ended                     Year ended
                                                  December 31, 1997            December 31, 1996              December 31, 1995
                                                Amount        Percent        Amount          Percent         Amount         Percent
                                             -----------     --------       -----------      --------      -----------     --------
Design and production:
  Salaries:
    Design                                   $   308,798           .5%      $   332,415            .4%     $   286,220           .3%
    Patternmaking                                418,883           .7           466,947            .5          406,210           .4
    Production                                   522,419          1.0           656,561            .7          702,486           .7
  Payroll taxes                                   94,038           .2           110,642            .1          103,917           .1
  Design expense                                  89,668           .2           116,859            .1           81,243           .1
  Patterns and grading                            54,490           .1           105,840            .1          134,889           .1
  Samplemaking                                   191,560           .3           182,089            .2          108,722           .1
  Sample piece goods                              76,423           .1            64,146            .1           44,856
                                             -----------     --------       -----------      --------      -----------     --------
                                               1,756,279          3.1         2,035,499           2.2        1,868,543          1.8
                                             -----------     --------       -----------      --------      -----------     --------

Shipping:
  Salaries                                       928,781          1.6         1,271,339           1.4        1,283,863          1.3
  Payroll taxes                                   79,634           .1           109,216            .1          107,446           .1
  Freight out                                    460,765           .8           522,316            .6          544,750           .5
  Shipping expense                               190,904           .4           353,940            .4          421,642           .4
                                             -----------     --------       -----------      --------      -----------     --------
                                               1,660,084          2.9         2,256,811           2.5        2,357,701          2.3
                                             -----------     --------       -----------      --------      -----------     --------

Selling:
  Salaries                                       544,471          1.0           559,459            .6          624,020           .6
  Payroll taxes                                   35,625           .1            31,550                         34,994
  Advertising                                  2,459,909          4.3         3,067,253           3.5        4,096,123          4.0
  Automobile                                      32,504           .1            32,116                         30,307           .1
  Commissions                                         --                             --                         30,000
  Depreciation and amortization                   17,057                         12,091                         15,657
  Promotion and entertainment                     97,495           .2            93,627            .1          214,899           .2
  Royalty income                                      --                        (85,780)          (.1)              --
  Showroom expense                                70,870           .1            70,019            .1           55,852           .1
  Showroom rent                                  139,065           .2           131,610            .1          127,024           .2
  Trade shows                                     30,677           .1            88,179            .1          102,012           .1
  Travel                                         302,162           .5           204,288            .2          226,687           .2
                                             -----------     --------       -----------      --------      -----------     --------
                                               3,729,835          6.6         4,204,412           4.6        5,557,575          5.5
                                             -----------     --------       -----------      --------      -----------     --------

                                                         (Continued)


See accompanying independent auditors' report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                   SCHEDULES OF OPERATING EXPENSES (CONTINUED)


                                                     Year ended                      Year ended                   Year ended
                                                  December 31, 1997               December 31, 1996            December 31, 1995
                                               Amount          Percent         Amount         Percent       Amount           Percent
                                               ------          -------         ------         -------       ------           -------
General and administrative:
  Salaries - office                         $    921,056           1.6%    $  1,068,456           1.2%   $  1,109,067           1.1%
  Payroll taxes                                   95,977            .2          244,406            .3         280,873            .3
  Bad debt recoveries                               --                          (34,008)                         (496)
  Bank charges and interest, net                  21,765                        152,577            .2         260,714            .2
  Contributions                                   85,476            .2           40,333                        50,484
  Depreciation and amortization                   11,153                         11,734                        13,210
  Factor:
    Commissions                                  307,171            .5          541,266            .6         555,347            .5
    Interest income                              (94,795)          (.2)        (226,044)          (.2)       (455,647)          (.4)
  Insurance - health                             272,069            .5          257,460            .3         242,418            .2
  Office supplies and expense                    149,871            .3          189,106            .2         217,181            .2
  Professional fees                            1,109,564           2.0          633,807            .7         455,906            .5
  Provision for income taxes                      56,653            .1           27,000                        35,000
  Taxes and licenses                              14,620                         34,282                        87,522            .1
  Telephone                                      142,829            .3          129,692            .1         128,174            .1
  Utilities                                       38,145                         40,727                        37,517            .1
  Miscellaneous income                                --                                           --         (16,878)
                                            ------------     ---------     ------------     ---------    ------------     ---------
                                               3,131,554           5.5        3,110,792           3.4       3,000,392           2.9
                                            ------------     ---------     ------------     ---------    ------------     ---------

                                            $ 10,277,752          18.1%    $ 11,607,514          12.7%   $ 12,784,211          12.5%
                                            ============     =========     ============     =========    ============     =========


See accompanying independent auditors' report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                          SCHEDULES OF LICENSE DIVISION


                                                              Year ended          Year ended           Year ended
                                                           December 31, 1997   December 31, 1996     December 31, 1995
                                                            Amount  Percent     Amount  Percent      Amount   Percent
                                                            ------  -------     ------  -------      ------   -------
Income - footwear:
  Royalties                                                $519,169     .9%   $     --              $     --

Expense - footwear:
  Advertising due to/from                                   190,465)   (.4)         --                    --
                                                           --------    ---    --------   --------   --------   ---

                                                           $328,704     .5%   $     --              $
                                                           ========    ===    ========   ========   ========   ===


See accompanying independent auditors' report on supplemental information.

                                                                       Section B

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                              FINANCIAL STATEMENTS

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997

                         WITH ACCOUNTANTS' REVIEW REPORT







                                    CONTENTS

                                                                       Page
                                                                       ----


Accountants' Review Report                                                1

Financial Statements:
  Balance Sheets                                                          2
  Statements of Income                                                    3
  Statement of Stockholders' Equity                                       4
  Statements of Cash Flows                                                5
  Notes to Financial Statements                                        6-11

Accountants' Review Report on Supplemental Information                   12

Supplemental Information:
  Schedules of Net Sales and Cost of Sales                               13
  Schedules of Manufacturing Overhead                                    14
  Schedules of Operating Expenses                                      5-16

Board of Directors
Michael Caruso & Co., Inc.
  dba Bongo
Vernon, California


We have reviewed the accompanying balance sheets of Michael Caruso & Co., Inc. dba Bongo as of June 30, 1998 and 1997, and the related statements of income, stockholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the Board of Directors and management of Michael Caruso & Co., Inc. dba Bongo.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


/s/ STONEFIELD JOSEPHSON, INC.

CERTIFIED PUBLIC ACCOUNTANTS


Santa Monica, California
November 10, 1998

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                                 BALANCE SHEETS


                                                                          June 30,                 June 30,
                        ASSETS                                              1998                     1997
                                                                         -----------             -----------
Current assets:
  Cash                                                                   $     1,000             $     1,000
  Receivable from factor, net of
    unapplied customer credits                                             4,931,492               9,349,625
  Other receivables                                                          348,989                 329,827
  Receivable from licensee - footwear                                        136,245                 304,200
  Inventory - estimated                                                    6,118,313               5,521,374
  Prepaid expenses                                                           169,230                 367,362
                                                                         -----------             -----------

          Total current assets                                            11,705,269              15,873,388

Property and equipment, net of
  accumulated depreciation and amortization                                  726,091                 637,440

Other assets                                                                  23,623                  29,527
                                                                         -----------             -----------

                                                                         $12,454,983             $16,540,355
                                                                         ===========             ===========

           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                       $ 2,498,719             $ 2,570,211
  Accrued expenses                                                         1,393,483               1,384,856
                                                                         -----------             -----------

          Total current liabilities                                        3,892,202               3,955,067
                                                                         -----------             -----------

Stockholders' equity:
  Common stock; 1,000 shares authorized,
    400 shares issued and outstanding                                         11,000                  11,000
  Retained earnings                                                        8,551,781              12,574,288
                                                                         -----------             -----------

          Total stockholders' equity                                       8,562,781              12,585,288
                                                                         -----------             -----------

                                                                         $12,454,983             $16,540,355
                                                                         ===========             ===========


See accompanying accountants' review report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                              STATEMENTS OF INCOME



                                                            Six months ended                      Six months ended
                                                             June 30, 1998                          June 30, 1997
                                                             -------------                          -------------
                                                          Amount           Percent              Amount          Percent
                                                          ------           -------              ------          -------

Net sales                                              $ 20,549,659          100.0%          $ 33,348,908         100.0%

Cost of sales                                            16,193,131           78.8             24,324,306          72.9
                                                       ------------          -----           ------------         -----

Gross profit                                              4,356,528           21.2              9,024,602          27.1

Operating expenses                                        4,507,540           21.9              4,596,464          13.8
                                                       ------------          -----           ------------         -----

Income (loss) from operations before
  officer salaries and license division                    (151,012)           (.7)             4,428,138          13.3

Officer salaries                                            243,597            1.2                471,363           1.4
                                                       ------------          -----           ------------         -----

Income (loss) before license division                      (394,609)          (1.9)             3,956,775          11.9

License division                                            408,219            2.0                 79,342            .2
                                                       ------------          -----           ------------         -----

Net income                                             $     13,610             .1%          $  4,036,117          12.1%
                                                       ============          =====           ============         =====


See accompanying accountants' review report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                        STATEMENT OF STOCKHOLDERS' EQUITY

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997



                                                    Common stock                                             Total
                                                    ------------                       Retained           stockholders'
                                           Shares                Amount                earnings             equity
                                           ------                ------                --------             ------

Balance at January 1, 1997                       400           $    11,000           $ 9,908,487          $ 9,919,487

Dividends paid                                                                        (1,370,316)          (1,370,316)

Net income for the six months
  ended June 30, 1997                                                                  4,036,117            4,036,117
                                         -----------           -----------           -----------          -----------

Balance at June 30, 1997                         400                11,000            12,574,288           12,585,288

Net loss for the six months
  ended December 31, 1997                                                             (3,792,130)          (3,792,130)
                                         -----------           -----------           -----------          -----------

Balance at January 1, 1998                       400                11,000             8,782,158            8,793,158

Dividends paid                                                                          (243,987)            (243,987)

Net income for the six months
  ended June 30, 1998                                                                     13,610               13,610
                                         -----------           -----------           -----------          -----------

Balance at June 30, 1998                         400           $    11,000           $ 8,551,781          $ 8,562,781
                                         ===========           ===========           ===========          ===========


See accompanying accountants' review report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                            STATEMENTS OF CASH FLOWS

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


                                                                    Six months ended        Six months ended
                                                                     June 30, 1998           June 30, 1997
                                                                    ----------------        ----------------

Cash flows provided by (used for) operating activities:
  Net income                                                          $    13,610              $ 4,036,117
                                                                      -----------              -----------
  Adjustments  to  reconcile  net  income  to net
   cash  provided  by (used  for)
    operating activities:
      Depreciation and amortization                                       105,784                   71,354
      Provision for doubtful accounts                                      41,300                       --

  Changes in assets and liabilities:
    (Increase) decrease in assets:
      Receivable from factor                                            1,568,897                3,129,480
      Other receivables                                                     6,698                 (102,160)
      Receivable from licensee - footwear                                 325,646                 (156,258)
      Inventory - estimated                                              (868,971)                  27,365
      Prepaid expenses                                                     43,491                  (42,260)
      Other assets                                                          2,850                     (135)

    Increase (decrease) in liabilities:
      Accounts payable                                                    645,861                1,122,888
      Accrued expenses                                                 (1,629,436)              (6,253,170)
      Accrued officer salaries                                                 --                 (400,000)
                                                                      -----------              -----------

          Total adjustments                                               242,120               (2,602,896)
                                                                      -----------              -----------

          Net cash provided by operating activities                       255,730                1,433,221

Cash flows used for investing activities -
  payments to acquire property and equipment                              (17,415)                (152,123)

Cash flows used for financing activities -
  dividends paid                                                         (243,987)              (1,370,316)
                                                                      -----------              -----------

Net decrease in cash                                                       (5,672)                 (89,218)
Cash, beginning of period                                                   6,672                   90,218
                                                                      -----------              -----------

Cash, end of period                                                   $     1,000              $     1,000
                                                                      ===========              ===========


See accompanying accountants' review report and notes to financial statements.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                          NOTES TO FINANCIAL STATEMENTS

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997


(1)  Summary of Significant Accounting Policies:

     Business Activity:

          The Company manufactures women's apparel for sale to retailers in the United States and other countries.

     Use of Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash Equivalents:

          For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

     Inventory - Estimated:

          Ending inventory has been estimated under the assumption that sales for the six months ended June 30, 1998 and 1997 produced a gross profit of approximately 21% and 27%, respectively. Beginning inventory as of January 1, 1998 and 1997 was based on a physical inventory and was valued at the lower of cost (first-in, first-out) or market.

     Property and Equipment:

          Property  and   equipment  are  valued  at  cost.   Depreciation   and
          amortization   are  being  provided  by  use  of   straight-line   and
          accelerated methods over the estimated useful lives of the assets.

     Income Taxes:

          S Corporation

          The Company and its stockholders have elected income tax status as an S corporation. Under this election, the stockholders of the corporation are personally liable for federal and state income taxes. The Company is liable for and has provided for corporate state taxes on income.

          Payments

          Income taxes paid amounted to $8,852 and $17,628 during the six months ended June 30, 1998 and 1997, respectively.


See accompanying accountants' review report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997


(2)  Cash Concentration:

     The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

(3)  Receivable from Factor, Net of Unapplied Customer Credits:

     The Company uses a factor for credit administration and cash flow purposes. Under the factoring agreement, the factor purchases substantially all of the trade accounts receivable and assumes substantially all credit risks with respect to such accounts for a factoring charge negotiated as a percentage of the invoice amount assigned. The Company can draw advances from the factor based on a pre-determined percentage of accounts receivable sold. Advances on receivables sold in excess of credit limits established for each account are subject to recourse in the event of nonpayment by the customer. At June 30, 1998 and 1997, items subject to recourse were not significant. The Company is contingently liable to the factor for merchandise disputes, customer claims, and the like, on receivables sold to the factor.

     The factor holds a security interest in all receivables, inventory proceeds, returned merchandise, and general intangibles.

     Receivable from factor as presented in the balance sheet is summarized as follows:

                                                      June 30,        June 30,
                                                       1998             1997
                                                    -----------     -----------

         Outstanding factored receivables           $ 4,053,815     $ 6,730,812
         Assignments in transit, net of discounts     1,835,413       3,606,779
                                                    -----------     -----------
                                                      5,889,228      10,337,591
                                                    -----------     -----------
         Less:
           Advances                                     559,940         382,057
           Unapplied customer credits                   397,796         605,909
                                                    -----------     -----------
                                                        957,736         987,966
                                                    -----------     -----------

         Net receivable from factor                 $ 4,931,492     $ 9,349,625
                                                    ===========     ===========

     Included in factored receivables at June 30, 1998 and 1997 is approximately $1,788,000 and $2,526,000 due from three and two customers, respectively. Total sales to these customers amounted to approximately $9,001,000 and $11,186,000 for the six months ended June 30, 1998 and 1997, respectively.

     Factor interest income amounted to $704 and $31,558 for the six months ended June 30, 1998 and 1997, respectively.


See accompanying accountants' review report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997


(4)  Other Receivables:

     A summary is as follows:
                                                                          June 30,        June 30,
                                                                            1998            1997
                                                                        -----------     -----------

           Accounts receivable                                          $   274,589     $   289,427
           Legal settlement receivable                                       50,000              --
           Employee loans                                                    24,400          40,400
                                                                        -----------     -----------

                                                                        $   348,989     $   329,827
                                                                        ===========     ===========

(5)  Prepaid Expenses:

     A summary is as follows:
                                                                          June 30,        June 30,
                                                                            1998            1997
                                                                        -----------     -----------

           Insurance                                                    $   130,910     $   222,990
           Advertising                                                       38,320         134,672
           Deferred income taxes                                                 --           9,700
                                                                        -----------     -----------

                                                                        $   169,230     $   367,362
                                                                        ===========     ===========


(6)  Property and Equipment:

     A summary is as follows:
                                                                          June 30,        June 30,
                                                                            1998            1997
                                                                        -----------     -----------

           Machinery, equipment and computer                            $   992,419     $   905,079
           Leasehold improvements                                           636,164         469,312
           Furniture and fixtures                                           177,188         158,013
                                                                        -----------     -----------

                                                                          1,805,771       1,532,404
           Less accumulated depreciation and amortization                 1,079,680         894,964
                                                                        -----------     -----------

                                                                        $   726,091     $   637,440
                                                                        ===========     ===========


See accompanying accountants' review report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997



(7)  Accounts Payable:

     Included in accounts payable is approximately $955,000 and $643,000 due to four and three suppliers at June 30, 1998 and 1997, respectively. Total purchases from these suppliers amounted to approximately $4,709,000 and $5,611,000 for the six months ended June 30, 1998 and 1997, respectively.

(8)  Accrued Expenses:

     A summary is as follows:

                                                    June 30,           June 30,
                                                      1998               1997
                                                 -----------         -----------

           Book overdraft                        $   374,826         $ 1,118,494
           Advertising deferral                      325,545                  --
           Month end bills                           312,809              69,310
           Deferred royalties revenue                237,500                  --
           Salaries                                  136,284              29,992
           Payroll taxes                              12,871              89,717
           Income taxes                               (6,352)             77,343
                                                 -----------         -----------

                                                 $ 1,393,483         $ 1,384,856
                                                 ===========         ===========

(9)  Line of Credit, Bank:

     The Company has a $6,000,000 revolving credit line agreement with a bank which is unsecured and expires on June 15, 1999. Interest is payable on the outstanding principal balance monthly using various pricing options. The Company is required to maintain tangible net worth of at least $8,752,000. At June 30, 1998 and 1997, there were no obligations outstanding under this financing agreement.

     Interest paid on all corporate obligations amounted to $9,026 and $21,194 during the six months ended June 30, 1998 and 1997, respectively.

     On September 11, 1998, the line of credit was closed due to the acquisition of the Company (see Note 13).


See accompanying accountants' review report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997


(10) Licensing Agreement:

     On February 1, 1995, the Company, as licensor, entered into a 42-month licensing agreement with a three-year option (at the licensee's discretion). The option was renewed on May 30, 1997, and the Company entered into a 48-month licensing agreement commencing on February 1, 1998 with a four-year option (at the licensee's discretion). This agreement replaced a former agreement with the licensee which would have terminated on January 31, 1998. The agreement allows the licensee the exclusive right to design, manufacture, market and sell footwear and handbags using the tradename "Bongo" and "B Bongo."

     In addition, the licensee has agreed to pay an advertising royalty.

     The advertising and licensing royalties will be a percentage on the greater of the minimum net sales pursuant to the agreement or the actual net sales. The minimum net guarantees are as follows:

                                                               Minimum         Royalty         Advertising
                                     Date                       Sales           Rate              Rate
                                     ----                      -------         -------         -----------
           Year ending          July 31, 1997            $     5,000,000          3%               3%
                                July 31, 1998                  7,000,000          6%               3%
                                January 31, 1999               9,000,000          5%               2%
                                January 31, 2000              13,000,000          5%               2%
                                January 31, 2001              15,000,000          5%               2%
                                January 31, 2002              17,000,000          5%               2%


(11) Retained Earnings:

     The status of retained earnings at June 30, 1998 and 1997 are as follows:

                                                       June 30,        June 30,
                                                        1998            1997
                                                     -----------     -----------

           Pre-S corporation earnings                $   538,170     $   538,170
           S corporation income, net of dividends      8,013,611      12,036,118
                                                     -----------     -----------

                                                     $ 8,551,781     $12,574,288
                                                     ===========     ===========

     The stockholders can declare and receive dividends up to the amount of the S corporation earnings without incurring any additional personal taxes.


See accompanying accountants' review report.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     SIX MONTHS ENDED JUNE 30, 1998 AND 1997


(12) Commitments:

     The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of June 30, 1998:

                                         Warehouse
                                         and Office      Showroom       Total
                                         ----------      --------      --------
           Year ending December 31,
                  1998                    $136,860       $ 43,624      $180,484
                  1999                     273,720             --       273,720
                                          --------       --------      --------
                                          $410,580       $ 43,624      $454,204
                                          ========       ========      ========

     Rent expense amounted to $265,341 and $271,945 for the six months ended June 30, 1998 and 1997, respectively.


(13) Subsequent Event:

     On September 24, 1998, the stockholders exchanged 100% of the Company's stock for stock of the licensee (see Note 10) and the Company ceased operations. Management does not believe any significant losses will arise from the disposition of its assets or satisfaction of its obligations.


See accompanying accountants' review report.

Board of Directors
Michael Caruso & Co., Inc.
  dba Bongo
Vernon, California


The supplemental information for the six months ended June 30, 1998 and 1997, contained on pages 13 through 16, is presented only for supplementary analysis purposes and is the representation of the Board of Directors and management of Michael Caruso & Co., Inc. dba Bongo. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made to the supplemental information in order for it to be in conformity with generally accepted accounting principles.


/s/ STONEFIELD JOSEPHSON, INC.

CERTIFIED PUBLIC ACCOUNTANTS


Santa Monica, California
November 10, 1998

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                    SCHEDULES OF NET SALES AND COST OF SALES


                                         Six months ended       Six months ended
                                           June 30, 1998         June 30, 1997
                                         ----------------       ----------------

Sales                                       $21,561,582           $34,312,456
  Returns and allowances                        754,818               438,957
  Discounts                                     257,105               524,591
                                            -----------           -----------

                                            $20,549,659           $33,348,908
                                            ===========           ===========

  Beginning inventory                       $ 5,249,342           $ 5,548,739
  Purchases:
    Piece goods                               6,340,621             8,289,558
    Trim                                      1,080,445               996,833
  Freight-in                                    210,520                96,754
  Contract labor:
    Cutting                                     586,396               868,884
    Sewing                                    6,222,830             9,972,901
  Laundry and dyeing                          1,917,454             3,330,850
  Printing and artwork                          119,417               119,257
  Customs and brokerage fees                      4,688                    --
  Manufacturing overhead                        579,731               621,904
                                            -----------           -----------

                                             22,311,444            29,845,680
  Ending inventory                            6,118,313             5,521,374
                                            -----------           -----------

                                            $16,193,131           $24,324,306
                                            ===========           ===========


See accompanying accountants' review report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                       SCHEDULES OF MANUFACTURING OVERHEAD


                                      Six months ended        Six months ended
                                      June 30, 1998           June 30, 1997
                                      ----------------        ----------------

Salaries - warehouse                    $ 82,697                   $105,567
Payroll taxes                             12,259                     10,030
Depreciation                              56,012                     60,220
Equipment rental                          14,867                      8,950
Factory expense                           34,083                     45,274
Insurance:
   General                               123,979                    122,454
   Workers' compensation                  16,017                     39,921
Repairs and maintenance                   14,199                     11,970
Security                                  30,764                     35,660
Warehouse rent                           194,854                    181,858
                                        --------                   --------

                                        $579,731                   $621,904
                                        ========                   ========




See accompanying accountants' review report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                         SCHEDULES OF OPERATING EXPENSES


                                                        Six months ended                    Six months ended
                                                         June 30, 1998                        June 30, 1997
                                                        ----------------                    ----------------
                                                   Amount            Percent             Amount             Percent
                                                   ------            -------             ------             -------
Design and production:
  Salaries:
    Design                                       $  168,988             .8%            $  153,495             .5%
    Patternmaking                                   173,543             .8                213,135             .6
    Production                                      257,429            1.3                248,847             .8
  Payroll taxes                                      72,736             .4                 50,645             .1
  Design expense                                     48,378             .2                 39,416             .1
  Patterns and grading                               27,004             .1                 30,126             .1
  Samplemaking                                       73,348             .4                 78,120             .2
  Sample piece goods                                 19,729             .1                 39,779             .1
                                                 ----------            ---             ----------            ---
                                                    841,155            4.1                853,563            2.5
                                                 ----------            ---             ----------            ---

Shipping:
  Salaries                                          357,126            1.8                496,595            1.5
  Payroll taxes                                      46,476             .2                 45,147             .1
  Freight out                                       213,878            1.0                222,541             .8
  Shipping expense                                  104,108             .5                108,683             .3
                                                 ----------            ---             ----------            ---
                                                    721,588            3.5                872,966            2.7
                                                 ----------            ---             ----------            ---

Selling:
  Salaries                                          570,868            2.7                214,441             .6
  Payroll taxes                                      35,185             .2                 17,368             .1
  Advertising                                       497,648            2.4                814,635            2.5
  Automobile                                         15,885             .1                 14,323
  Depreciation and amortization                      43,240             .2                  6,620
  Promotion and entertainment                       112,717             .5                 29,533             .1
  Showroom expense                                   32,508             .2                  6,113
  Showroom rent                                      70,487             .3                 90,087             .3
  Trade shows                                       219,432            1.1                  1,990
  Travel                                            176,399             .9                107,676             .3
                                                 ----------            ---             ----------            ---
                                                  1,774,369            8.6              1,302,786            3.9
                                                 ----------            ---             ----------            ---

                                   (Continued)


See accompanying accountants' review report on supplemental information.

                           MICHAEL CARUSO & CO., INC.
                                    dba BONGO

                   SCHEDULES OF OPERATING EXPENSES (CONTINUED)


                                                         Six months ended                   Six months ended
                                                          June 30, 1998                       June 30, 1997
                                                         ----------------                   ----------------
                                                     Amount         Percent              Amount         Percent
                                                     ------         -------              ------         -------
General and administrative:
  Salaries - office                               $   393,524           1.9%          $   468,838            1.4%
  Payroll taxes                                       100,439            .5                59,773             .2
  Contributions                                        11,554            .1                33,119             .1
  Depreciation and amortization                         6,532                               4,514
  Factor:
    Commissions                                       104,234            .5               175,099             .5
    Interest income                                      (704)                            (31,558)           (.1)
  Insurance - health                                   89,855            .4               137,396             .4
  Interest expense                                      9,026                              21,194             .1
  Office supplies and expense                          66,914            .3                74,111             .2
  Professional fees                                   251,018           1.3               406,516            1.2
  Provision for income taxes                           (1,985)                            131,047             .4
  Provision for doubtful accounts                      41,300            .2                    --
  Taxes and licenses                                    1,307                               3,524
  Telephone                                            79,789            .4                66,401             .2
  Utilities                                            17,625            .1                17,175             .1
                                                  -----------     ---------           -----------      ---------
                                                    1,170,428           5.7             1,567,149            4.7
                                                  -----------     ---------           -----------      ---------

                                                  $ 4,507,540          21.9%          $ 4,596,464           13.8%
                                                  ===========     =========           ===========      =========

See accompanying accountants' review report on supplemental information.

                                                                       Section C

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


     The following unaudited pro forma condensed combined financial information presented herein is based on the historical consolidated financial statements of Candie's, Inc. ("Candie's") and Michael Caruso & Co., Inc. ("Caruso"), included elsewhere herein and has been prepared to illustrate the effects of the acquisition as though it had occurred as of the beginning of each period presented for the pro forma condensed combined statement of income and as if it had occurred July 31, 1998 for the pro forma condensed combined balance sheet. The unaudited pro forma condensed combined statements of income for the year and six-month period each include Caruso's, twelve and six month results of operations for the year ended December 31, 1997 and June 30, 1998, respectively.

     The pro forma adjustments include, in the opinion of management, all adjustments necessary to give pro forma effect to the acquisition as though such transactions had occurred as of the beginning of each period presented for the pro forma condensed combined statement of income and as if they had occurred on July 31, 1998 for the pro forma condensed combined balance sheet.

     The unaudited pro forma condensed combined financial information is not necessarily indicative of how Candie's balance sheet and results of operations would have been presented had this acquisition actually been consummated at the assumed dates, nor is the presentation necessarily indicative of Candie's balance sheet and results of operations for any future period. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto included elsewhere herein.

     The pro forma adjustments are based upon available information. These adjustments are directly attributable to the acquisition and are expected to have a continuing impact on Candie's business, results of operations and financial position. The acquisition will be accounted for using the purchase method of accounting, pursuant to which the estimated purchase cost of the acquisition is allocated to the tangible and intangible assets and liabilities acquired based upon their estimated fair values. The final allocation of the purchase price will be based upon the fair values of the acquired assets and the assumed liabilities.

                         Candie's, Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Combined Statement of Income

           For the Years Ended January 31, 1998 and December 31, 1997
                      (in thousands, except per share data)

                                                      Candie's, Inc.       Michael Caruso          Pro Forma           Consolidated
                                                                           & Co., Inc.            Adjustments           Pro Forma
                                                     ----------------    -----------------     -----------------    ----------------
                                                     January 31, 1998    December 31, 1997                          January 31, 1998
                                                     ----------------    -----------------                          ----------------
Net revenues                                            $ 92,976            $ 56,811           $(56,811)(B)                $ 92,976
Cost of goods sold                                        68,799              42,853            (44,078)(B)(E)               67,574
                                                        --------            --------           --------                    --------

Gross profit                                              24,177              13,958            (12,733)                     25,402

Licensing income - net                                                           329               (329)(B)                      --

Selling, general and administrative expenses              17,314              14,043            (13,265)(B)(F)               18,092
                                                        --------            --------           --------                    --------

Operating income                                           6,863                 244                203                       7,310

Other (income) expenses:
Interest expense - net                                     1,130                  --                 --                       1,130
Equity earnings in joint venture                              --                  --               (122)(B)                    (122)
                                                        --------            --------           --------                    --------
                                                           1,130                  --               (122)                      1,008

Income before income taxes                                 5,733                 244                325                       6,302

Income taxes                                               1,197                  --                101                       1,298
                                                        --------            --------           --------                    --------
Net income                                              $  4,536            $    244           $    224                    $  5,004
                                                        ========            ========           ========                    ========


Net income per share
     Basic                                              $   0.40                                                           $   0.38
                                                        ========                                                           ========
     Diluted                                            $   0.33                                                           $   0.31
                                                        ========                                                           ========


Weighted average number of common shares
     Basic                                                11,375                                                             13,343
                                                        ========                                                           ========
     Diluted                                              13,788                                                             16,303
                                                        ========                                                           ========

            See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Information

                         Candie's, Inc. and Subsidiaries
              Unaudited Pro Forma Condensed Combined Balance Sheet
                      as of July 31, 1998 and June 30, 1998
                                 (in thousands)

                                                        Candie's, Inc.           Michael Caruso       Pro Forma       Consolidated
                                                                                  & Co., Inc.        Adjustments      Pro Forma
                                                        -------------            -------------       -------------    ------------
                                                        July 31, 1998            June 30, 1998                        July 31, 1998
                                                        -------------            -------------                        ------------
Assets
 Current Assets:
    Cash                                                  $    360                   $      1        $    181(A)(C)       $    542
    Accounts receivable, net                                 7,329                      4,932          (4,932)(C)            7,329
    Other receivables                                                                     349            (293)(A)(C)            56
    Receivable from licensee                                                              136            (136)(C)               --
    Inventories                                             15,530                      6,118          (6,118)(C)           15,530
    Due from factor                                         30,411                                                          30,411
    Deferred income taxes                                      670                                                             670
    Prepaid advertising and marketing                        3,437                        169            (169)(C)            3,437
    Other current assets                                       570                                                             570
                                                          --------                   --------        --------             --------
 Total Current Assets                                       58,307                     11,705         (11,467)              58,545

 Property and Equipment, Net                                   996                        726            (726)C)               996

 Other Assets:
    Deferred income taxes                                    1,443                                                           1,443
    Intangibles                                              4,735                                     15,312(A)            20,047
    Investment in joint venture                                                                           500(D)               500
    Other                                                      702                         24             (24)(C)              702
                                                          --------                   --------        --------             --------
                                                             6,880                         24          15,788               22,692
                                                          --------                   --------        --------             --------
 Total Assets                                             $ 66,183                   $ 12,455        $  3,595             $ 82,233
                                                          ========                   ========        ========             ========

 Liabilities and Stockholders' Equity
 Current Liabilities:
    Accounts payable and accrued expenses                 $  6,412                   $  3,892        $ (3,592)(A)(C)      $  6,712
    Revolving notes payable - bank                          17,216                                        500(D)            17,716
    Bankers' acceptance - net                                4,876                                                           4,876
                                                          --------                   --------        --------             --------
 Total Current Liabilities                                  28,504                      3,892          (3,092)              29,304

 Long-Term Liabilities                                          76                                                              76

 Stockholders' Equity:
    Preferred stock                                                                                                             --
    Common stock                                                14                         11              (9)(A)               16
    Additional paid-in-capital                              31,957                         --          15,248(A)            47,205
    Retained earnings                                        5,632                      8,552          (8,552)               5,632
                                                          --------                   --------        --------             --------
 Total Stockholders' Equity                                 37,603                      8,563           6,687               52,853
                                                          --------                   --------        --------             --------

 Total Liabilities and Stockholders' Equity               $ 66,183                   $ 12,455        $  3,595             $ 82,233
                                                          ========                   ========        ========             ========


             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Information

                         Candie's, Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Combined Statement of Income
    For the Six Months Ended July 31, 1998 and Six Months Ended June 30, 1998
                      (in thousands, except per share data)


                                                   (Candie's, Inc.)      (Caruso)           Pro Forma         Candies &
                                                   Six Months Ended  Six Months Ended       Adjustments        Caruso
                                                    July 31, 1998      June 30, 1998                          Pro Forma
                                                    -------------      -------------        -------------     ---------
Net revenues                                          $ 67,170           $ 20,550          $(20,550)(B)       $ 67,170
Cost of goods sold                                      47,856             16,193           (16,551)(B)(E)         47,498
                                                      --------           --------          --------           --------

Gross profit                                            19,314              4,357            (3,999)            19,672

Licensing income                                                              408              (408)(B)(E)          --

Selling, general and administrative expenses            11,551              4,751            (4,751)(G)         11,551
                                                      --------           --------          --------           --------

Operating income                                         7,763                 14               344              8,121

Other (income) expenses:
Interest expense - net                                     497                                                     497
Equity earnings in joint venture                            --                 --                (7)(B)             (7)
                                                      --------           --------          --------           --------
                                                           497                 --                (7)               490

Income before income taxes                               7,266                 14               351              7,631

Income taxes                                             2,850                 --               137              2,987
                                                      --------           --------          --------           --------
Net income                                            $  4,416           $     14          $    214           $  4,644
                                                      ========           ========          ========           ========

Net income per share
     Basic                                            $   0.32                                                $   0.29
                                                      ========                                                ========
     Diluted                                          $   0.27                                                $   0.25
                                                      ========                                                ========

Weighted average number of common shares
     Basic                                              13,920                                                  15,888
                                                      ========                                                ========
     Diluted                                            16,191                                                  18,706
                                                      ========                                                ========

             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Information

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                        (in thousands, except share data)

(A) On September 24, 1998 Candie's, Inc. ("Candie's"), through a wholly owned subsidiary, Licensing Acquisition Corp., acquired all of the outstanding shares of Michael Caruso & Co., Inc. ("Caruso"). Under the terms of the agreement, Candie's acquired the BONGO trademark as well as certain other related trademarks and two license agreements for kids' and large size jeanswear. Caruso was a licensor of certain trademarks relating to footwear products sold by Candie's, which license was terminated as of the closing.

     The purchase price for the shares acquired was $15,250 and was be paid at the closing in 1,968 shares of Candie's common stock (each share being valued at $7.75), plus $100 in cash. The transaction may be subject to adjustment based on the closing market price of Candie's common stock during the six month period immediately following the closing.

     This transaction was accounted for using the purchase method of accounting. The total purchase of $15,650, including acquisition expenses of approximately $300, but excluding the contingency consideration described above, resulted principally in purchase price allocation to the licenses acquired of $2,706 and a trademark value of $12,606. If and when the contingency consideration is issued, there will be no effect on the above purchase price allocation.

(B) Subsequent to the above noted acquisition, on October 7, 1998, Candie's entered into a joint venture with Sweet Sportswear LLC ("Sweet") to market and distribute certain apparel under the Candie's and Bongo labels. Candie's and Sweet each have a fifty percent (50%) interest in the joint venture, named Unzipped Apparel, LLC ("Unzipped"). Under the terms of the joint venture, Candie's licensed each of its Candie's and Bongo trademarks to Unzipped for their use in the design, manufacture and sale of certain designated apparel products. Consequently, Candie's recognized each of its proportionate share of earnings under the equity method of accounting in the pro forma combined Statement of Income.

(C) Includes adjustment for the elimination of assets not acquired and liabilities not assumed.

(D) Represents Candie's proportionate interest in the joint venture.

(E) Represents the elimination of license fees paid and received (see note (a) above).

(F)  Includes  trademark   amortization  of  $778.  These  intangibles  will  be
     amortized on a straight line basis over 20 years.

(G) Includes amortization of trademark of $315 and licenses of $71, which are being amortized over 20 years and 4 years, respectively.